SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2000

                               HAGLER BAILLY, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                      000-29292                     541759180
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  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)

1530 Wilson Boulevard Suite 400, Arlington, VA                     22209
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (703) 351-0300

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On June 19, 2000, Hagler Bailly, Inc. entered into an Agreement and Plan of Merger with PA Consulting Group, Inc. (the "PA Merger Agreement"). Under the Merger Agreement, PA's wholly-owned subsidiary PA Holdings, Inc. will be merged with and into Hagler Bailly, Hagler Bailly will survive as a wholly-owned subsidiary of PA Consulting Group (the "PA Merger"), and each issued and outstanding share of Hagler Bailly common stock will be converted into and exchanged for $5.32 in cash (the "Per Share Amount"), subject to a possible downward adjustment.

      First, the Per Share Amount may be adjusted downward in the event that Hagler Bailly's capitalization is not as represented by Hagler Bailly in the PA Merger Agreement. Second, as a condition to the closing of the PA Merger, Hagler Bailly has agreed to enter into an amendment (the "GKMG Amendment") to that certain Share Exchange Agreement by and among Hagler Bailly, GKMG and the stockholders of GKMG dated August 12, 1999 (the "GKMG Share Exchange") to restructure the amounts and the timing of certain contingent payment obligations thereunder. The parties to the PA Merger Agreement have agreed to a form of amendment to the GKMG Agreement which will not result in a downward adjustment to the Per Share Amount. However, in the event that the GKMG Amendment is entered into such that the aggregate economic value of the consideration or other terms of the GKMG Amendment exceeds the aggregate economic value of the consideration and other terms set forth in the form of amendment agreed to among the parties to the PA Merger Agreement, the Per Share Amount may be adjusted downward. Each of these adjustments and all other terms and conditions are more fully described in the PA Merger Agreement.

      The PA Merger is subject to approval by Hagler Bailly's shareholders and other customary closing conditions. Certain Hagler Bailly shareholders have entered into agreements to vote their shares in favor of the approval of the PA Merger Agreement and the PA Merger.

      The PA Merger Agreement, the voting agreement and the GKMG Share Exchange are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated by reference herein. Hagler Bailly and PA Consulting Group issued a joint press release on June 19, 2000 announcing the signing of the Merger Agreement. The joint press release is filed as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

     Exhibit No.  Description
     -----------  -----------

         2.1 Agreement and Plan of Merger by and among Hagler Bailly, Inc., PA Consulting Group, Inc., PA Holdings Inc. and PA Holdings, Ltd., dated as of June 19, 2000

         2.2 Voting Agreement, dated as of June 19, 2000, by and among PA Consulting Group, Inc., PA Holdings, Inc. and certain shareholders of Hagler Bailly, Inc.

         2.3 Share Exchange Agreement dated as of August 12, 1999 by and among the Company, GKMG and the Former Shareholders*

         99 Joint Press Release of Hagler Bailly, Inc. and PA Consulting Group, Inc. dated June 19, 2000

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*     Incorporated by reference to Hagler Bailly's current report on Form 8-K filed with the SEC on August 26, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAGLER BAILLY, INC.

Date: June 30, 2000                     By: /s/ Geoffrey W. Bobsin
                                           -------------------------------------
                                           Geoffrey W. Bobsin
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number      Exhibit Description
------      -------------------

2.1 Agreement and Plan of Merger by and among Hagler Bailly, Inc., PA Consulting Group, Inc., PA Holdings Inc. and PA Holdings, Ltd., dated as of June 19, 2000

2.2 Voting Agreement, dated as of June 19, 2000, by and among PA Consulting Group, Inc., PA Holdings, Inc. and certain shareholders of Hagler Bailly, Inc.

2.3 Share Exchange Agreement dated as of August 12, 1999 by and among the Company, GKMG and the Former Shareholders*

99 Joint Press Release of Hagler Bailly, Inc. and PA Consulting Group, Inc. dated June 19, 2000

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*     Incorporated by reference to Hagler Bailly's current report on Form 8-K filed with the SEC on August 26, 1999.